借款合同
Loan Agreement

本借款合同(下称“**本合同**”)由以下各方于2012年___月___日在中华人民共和国（下称“**中国**”）__________签署：

This Loan Agreement (this “**Agreement**”) is made and entered into by and among the following Parties as of ___________, 2012 in __________, the People's Republic of China (“**China**” or the “**PRC**”):

(1) 臻景生物技术（无锡）有限公司（“**贷款人**”），一家依照中国法律设立和存续的外商独资公司，地址为江苏省无锡市惠山区惠山大道1619号2号楼301室；
China Biotech (Wuxi) Co., Ltd. (“**Lender**”), a wholly-foreign-owned enterprise, organized and existing under the laws of the PRC, with its address at 1619 Huishan Avenue, No. 2, Room 301, Huishan District, Wuxi, Jiangsu;

(2) 臻景生物技术（上海）有限公司（下称“**借款人**”），一家依照中国法律设立和存续的内资公司，地址为上海桂平路333号1号楼5楼；
China Biotech (Shanghai) Co., Ltd. (“**Borrower**”), a domestic company, organized and existing under the laws of the PRC, with its address at 333 Guiping Road, No.1, 5th floor, Shanghai;

(3) 曹卫，一位中国公民，身份证号码为110103195806240971；
Cao Wei, a Chinese citizen with Identification No. 110103195806240971; and

(4) 陈明哲，一位中国公民，身份证号码为110108193505049711。
Chen Mingzhe, a Chinese citizen with Identification No. 110108193505049711.

曹卫和陈明哲以下单独称为“股东”，合称为“股东们”。股东、贷款人和借款人以下各称为“一方”，统称为“各方”。

Cao Wei and Chen Mingzhe shall be hereinafter referred to as a “Shareholder” individually, and as the “Shareholders” collectively. Each of the Shareholder, Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于:
Whereas:

1. 股东们是借款人的所有者，合计持有借款人的100%的股权权益（“**借款人股权**”）；
Shareholders are the owners of Borrower, who collectively hold 100% of Borrower's equity interests (“**Borrower Equity Interest**”)

2. 借款人是一家在中国上海注册成立的有限责任公司，其注册资本为人民币 1000 万元；
Borrower is a limited company duly registered in Shanghai, China with its registered capital of RMB 10 million;

3. 贷款人是一家在中国无锡注册成立的外商独资企业，其注册资本为 350 万美元；
Lender is a wholly-foreign-owned enterprise duly registered in Wuxi, China with its registered capital of USD 3.5 million;

4. 贷款人拟向借款人提供一笔贷款用于本合同规定的用途；
Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement; and

5. 股东们作为借款人的所有者，希望促成上述贷款，并愿意为此承担义务，确保贷款的及时偿还。
Shareholders, as the owners of Borrower, wish to facilitate the aforementioned loan, and are willing to undertake obligations to make sure the loan could be repaid timely.

经友好协商，各方达成本合同如下，以资信守：
After friendly consultation, the Parties agree as follows:

1. 借款
Loan

根据本合同之条款，贷款人同意向借款人提供一笔人民币________万元的无息贷款(下称“**贷款**”)。贷款的期限为自本合同签署之日起 10 年，经各方书面同意可以延长。各方在此确认借款人有义务偿还上述贷款，贷款人不会向股东主张偿还贷款，除非股东违反本协议的约定挪用贷款。
In accordance with the terms and conditions of this Agreement, Lender agrees to provide an interest-free loan in the amount of RMB ________________ (the “**Loan**”) to Borrower. The term of the Loan shall be 10 years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. The Parties hereby confirm that it is the Borrower that has the obligation to repay the abovementioned Loan, and the Lender will not claim against any Shareholder for the repayment of the Loan, unless such Shareholder misappropriates the Loan as opposed to the provisions in this Agreement.

1.1 贷款人同意在本合同第 2 条规定的先决条件全部满足的前提下，在收到借款人书面通知日起 20 日内将该贷款全部汇给借款人指定的账号。借款人应于收到上述款项的当天向贷款人出具收款确认。贷款人在本合同项下的贷款仅适用于借款人本人，不适用于借款人的继承人或受让人。
Lender agrees to remit the total amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification

from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan upon receiving the Loan on the same day of receipt. The Loan provided by Lender under this Agreement shall inure to Borrower's benefit only and not to that of Borrower's successors or assigns.

1.2 借款人同意接受贷款人提供的上述贷款，并且在此同意和保证，将贷款用于为借款人提供资金，以发展借款人的业务。除非取得贷款人的事先书面同意，借款人不得将上述款项用于任何其他目的。
Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to provide capital for Borrower to develop the business of Borrower. Without Lender's prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.3 股东们、贷款人与借款人在此一致同意并确认借款人的还款方式只能由贷款人决定，可采取以下形式：根据独家购买权合同中贷款人可购买借款人股权的权利，股东们将其持有的借款人股权全部转让给贷款人或贷款人指定的人(法人或自然人)。
Shareholders, Lender, and Borrower hereby agree and acknowledge that Borrower's method of repayment shall be at the sole discretion of Lender, and may at Lender's option take the form of Shareholders' transferring the Borrower Equity Interest in whole to Lender or Lender's designated persons (legal or natural persons) pursuant to the Lender's exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement.

1.4 股东们、贷款人与借款人在此一致同意并确认，转让借款人股权所取得的任何收益（在许可的范围内），均应用于根据本合同向贷款人偿还贷款，全部以贷款人指定的方式支付给贷款人。
Shareholders, Lender, and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5 股东们、贷款人与借款人在此一致同意并确认，在有关法律允许的前提下贷款人有权，但没有义务，在任何时候以独家购买权合同中约定的股权买价购买或指定他人(法人或自然人)购买全部或部分借款人股权。
Shareholders, Lender, and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6 每位股东均保证签署一份不可撤销的《授权委托书》（下称“**授权委托书**”），将其作为借款人股东的全部权利授权给贷款人或一名由贷款人指定的法人或自然人代为行使。

Each Shareholder also undertakes to execute an irrevocable Power of Attorney (the "**Power of Attorney**"), which authorizes Lender or a legal or natural person designated by Lender to exercise all of such Shareholder's rights as a shareholder of Borrower.

2. 贷款的先决条件
Conditions Precedent

在下列条件全部得以满足后，贷款人才有义务按照第 1.1 条的规定向借款人提供贷款，除非贷款人对未获满足的条件书面放弃。
The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1 贷款人收到按照第 1.2 条规定的由借款人正式签署的提款通知。
Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2 借款人和贷款人或贷款人指定的人（法人或自然人）已正式签订一份独家业务合作协议（下称"**独家业务合作协议**"），根据该协议，贷款人或贷款人指定的人将作为独家服务提供者向借款人提供技术服务和业务咨询服务。
Borrower and Lender or other person (legal or natural person) designated by Lender have officially executed an Exclusive Business Cooperation Agreement ("**Exclusive Business Cooperation Agreement**"), under which Lender or other person designated by Lender, as an exclusive service provider, will provide Borrower with technical service and business consulting service.

2.3 股东们、借款人和贷款人或贷款人指定的人（法人或自然人）已签订一份内容已经确定的股权质押合同（下称"**股权质押合同**"），根据股权质押合同，每位股东同意将借款人股权全部质押给贷款人或贷款人指定的人。
Shareholders, Borrower, and Lender or other person (legal or natural person) designated by Lender have executed a Share Pledge Agreement ("**Share Pledge Agreement**"), the contents of which have been confirmed, and according to the Share Pledge Agreement, each Shareholder agrees to pledge all of Borrower Equity Interest to Lender or other person designated by Lender.

2.4 股东们、借款人和贷款人已正式签订一份内容已经确定的独家购买权合同，根据该合同，在中国法律允许的前提下，股东们将不可撤销地向贷款人授予购买全部借款人股权的独家购买权。
Shareholders, Borrower, and Lender have officially executed an Exclusive Option Agreement, the contents of which have been confirmed, and under which Shareholders shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest.

2.5 每位股东已经签署一份不可撤销的授权委托书，将其作为借款人股东的全部权利授权给贷款人或其指定的人（法人或自然人）代为行使。
Each Shareholder has executed an irrevocable Power of Attorney, which authorizes Lender or other person (legal or natural person) designated by Lender to exercise all of such Shareholder's rights as a shareholder of Borrower.

2.6 上述股权质押合同、授权委托书、独家购买权合同和独家业务合作协议于本合同签署日前或同时已经签署，且都具有完全的法律效力并且未发生任何该等合同或协议的违约事件或阻碍事件，且一切有关的备案手续、批准、授权、登记和政府程序已取得或办妥（如需要的话）。
The aforementioned Share Pledge Agreement, Power of Attorney, Exclusive Option Agreement, and Exclusive Business Cooperation Agreement have been entered into before or on the date of execution of this Agreement and shall have full legal validity without any default or encumbrance related to these agreements or contracts, and all the related filing procedures, approvals, authorization, registrations, and government procedures have been completed (as applicable).

2.7 股东们和借款人在第3.2条项下所做的陈述和保证都是真实的、完整的、正确的和不存在误导性的。
All the representations and warranties by Shareholders and Borrower in Section 3.2 are true, complete, correct and not misleading.

2.8 任一股东均没有违反其在本合同第4条所作的任何承诺，且未发生或可预见将要发生任何可能影响任一股东或借款人履行本合同项下义务的事件。
No Shareholder has violated the covenants in Section 4 of this Agreement, and no event which may affect any Shareholder's or Borrower's performance of its obligations under this Agreement has occurred or is expected to occur.

2.9 贷款人按照中国法律法规的要求，已经确定一个可行的具体贷款方案。
Lender has identified a feasible specific plan for the Loan pursuant to PRC laws and regulations.

3. 陈述和保证
Representations and Warranties

3.1 在本合同签署日至本合同终止前，贷款人向借款人做出以下陈述和保证：
Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1 贷款人是一家根据中国法律注册成立并合法存续的公司；

Lender is a corporation duly organized and legally existing in accordance with the laws of China;

3.1.2 贷款人有权签署和履行本合同，并将及时取得所有必要和适当的批准和授权；和
Lender has the legal capacity to execute and perform this Agreement, and will timely obtain all necessary and proper approvals and authorizations; and

3.1.3 本合同一经签署即构成对贷款人合法有效并可依法强制执行的义务。
This Agreement constitutes Lender's legal, valid, and binding obligations enforceable in accordance with its terms.

3.2 在本合同签署日至合同终止前，每位股东和借款人均陈述和保证如下：
Between the date of this Agreement and the date of termination of this Agreement, Each Shareholder and Borrower hereby make the following representations and warranties:

3.2.1 每位股东和借款人均有权签署和履行本合同，并已就签署和履行本合同取得了所有必要和适当的批准和授权；
Each Shareholder and Borrower has the legal capacity to execute and perform this Agreement, and have obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2 本合同一经签署即构成对每位股东和借款人合法有效并可依法强制执行的义务。
This Agreement constitutes each Shareholder's and Borrower's legal, valid and binding obligations enforceable in accordance with its terms.

4. 股东们的承诺
Shareholders' Covenants

4.1 每位股东以借款人股东的身份，不可撤销地承诺在本合同有效期间将促使借款人：
As and when he/she becomes, and for so long as he/she remains a shareholder of Borrower, each Shareholder covenants irrevocably that during the term of this Agreement, he/she shall cause Borrower:

4.1.1 严格遵守独家购买权合同和独家业务合作协议项下的各项规定，并不进行任何足以影响独家购买权合同和独家业务合作协议的有效性和可强制执行性的作为/不作为；
to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement, and to refrain from any action/omission that may affect the effectiveness

and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.2 应贷款人（或其指定方）的要求，随时和贷款人（或其指定方）签订业务合作方面的合同/协议，并确保该等合同/协议的严格履行；
at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.3 应贷款人要求，委任由贷款人指定的任何人士出任借款人的董事；
at the request of Lender, to appoint any persons designated by Lender as directors of Borrower;

4.2 每位股东承诺在本合同有效期内，其应：
Each Shareholder covenants that during the term of this Agreement, he/she shall:

4.2.1 严格遵守本合同、授权委托书、股权质押合同及独家购买权合同项下的各项规定，切实履行其在本合同、授权委托书、股权质押合同及独家购买权合同项下的各项义务，并不进行任何足以影响本合同、授权委托书、股权质押合同及独家购买权合同的有效性和可强制执行性的作为/不作为；
abide by the provisions of this Agreement, the Power of Attorney, the Share Pledge Agreement, and the Exclusive Option Agreement, perform his/her obligations under this Agreement, the Power of Attorney, the Share Pledge Agreement, and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement;

4.2.2 除股权质押合同规定的外，不出售、转让、抵押或以其他方式处置借款人股权的合法或财产性权益，或允许在其上设置任何其他担保权益或权利负担。
not sell, transfer, mortgage, or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement.

5. <u>违约责任</u>
<u>Liability for Default</u>

5.1 任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并对因此遭受的损失（包括由此产生的诉讼费和律师费）进行赔偿；如多方违约，根据实际情况各自承担相应的责任。
In the event any Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulted therefrom. In the event that more than one Party breaches this Agreement, each Party shall be liable for its respective breach.

5.2 借款人未按本合同规定期限履行还款义务的，应每日支付应付而未付金额万分之一的逾期利息，直至借款人偿还全部贷款本金、逾期利息及其他款项之日为止。
In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests, and other payable amounts.

5.3 如果中国法律法规的规定、颁布、修改或废止等客观情况导致本合同条款 2.9 和/或 3.12 无法实现，各方应当就此重新协商寻找替代或解决办法。上述情况不视为贷款人的违约。
If objective circumstances such as the requirement, promulgation, amendment, or repeal of laws and regulations of China render the articles of 2.9 and/or 3.12 of this Agreement impracticable, the Parties shall re-negotiate for alternate or resolution thereof. The aforementioned circumstances shall not be deemed any breach or default by Lender.

5.4 股东在本合同下承担的责任仅限于其所持有的借款人股权的价值，除非股东因重大过失、故意或恶意行为违反独家业务合作协议。
The liabilities that a Shareholder may assume under this Agreement shall be limited to the value of his/her Borrower Equity Interest, unless he/she breaches the Exclusive Business Cooperation Agreement by gross negligence, or willful or malicious conduct.

6. 通知
Notices

6.1 本合同项下要求或允许发出的所有通知和其他通信应通过专人递送、邮资预付的挂号邮寄、商业快递服务或传真的方式发到一方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service, or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

传真：
Facsimile: ______________

股东： 陈明哲
Shareholder: Chen Mingzhe
地址： 北京海淀区知春路 49 号希格玛大厦公寓北门 北京明哲门诊部
Address: Mingzhe Clinic, North Gate of Sigma Building, No.49, Zhichun Road, Haidian District, Beijing
电话：
Phone: ______________
传真：
Facsimile: ______________

6.3 任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

7. 保密责任 **Confidentiality**

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)已经或将要进入公共领域的任何信息（由接受保密信息之一方擅自披露的除外）；(b)根据有关法律法规、证券交易所规则、或政府部门或法院的命令而必须披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、投资者、法律或财务顾问亦需遵守与本条款相类似之保密责任。任何一方工作人员或聘请机构对任何保密信息的泄密均视为该方的泄密，泄密一方需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然有效。
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such

Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8. 适用法律及争议解决
Governing Law and Resolution of Disputes

8.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律（法律适用法除外）。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China (without referring to the conflict of laws thereof).

8.2 因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方才可将有关争议提交给中国国际经济贸易仲裁委员会上海分会，由该会按照其申请仲裁时现行有效的仲裁规则仲裁解决。仲裁应在上海进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, Shanghai Sub-commission, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其它权利并履行各自在本合同项下的其它义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9. 其他
Miscellaneous

9.1 本合同自各方签署之日起生效，至各方履行完其各自在本合同项下规定的义务之日失效。
This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2 本合同以中文和英文书就，一式四份，每一方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。
This Agreement shall be written in both Chinese and English language in quadruplicate, each Party having one original with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3 本合同各方应当通过书面协议方式对本合同进行修改和补充。本合同各方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。
This Agreement shall be amended or supplemented through written agreement by and among the Parties. Such written amendment agreement and/or supplementary agreement executed by and among the Parties are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4 如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5 本合同的附件（如有）为本合同不可分割的组成部分，具有与本合同同等的法律效力。
The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本借款
即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their au
representatives to execute this Loan Agreement as of the date first above writt

贷款人： 臻景生物技术（无锡）有限公司（公章）
Lender: China Biotech (Wuxi) Co., Ltd. (Chop)
签署：
By: ____________
姓名： LI SHU
Name: LI SHU
职位： 法定代表人
Title: Legal Representative

借款人： 臻景生物技术（上海）有限公司（公章）
Borrower: China Biotech (Shanghai) Co., Ltd. (Chop)
签署：
By: ____________
姓名： 李戍
Name: LI SHU
职位： 法定代表人
Title: Legal Representative

股东： 曹卫
Shareholder: Cao Wei
签署：
By: ____________
姓名： 曹卫
Name: Cao Wei

股东： 陈明哲
Shareholder: Chen Mingzhe
签署：
By: ____________
姓名： 陈明哲
Name: Chen Mingzhe